UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 1, 2021

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way Suite 400
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As part of a strategic reorganization, on December 3, 2021, Six Flags Entertainment Corporation (the “Company”) announced that it eliminated the role of Executive Vice President, General Counsel & Chief Administrative Officer. In connection with the elimination, Laura W. Doerre will depart her role as Executive Vice President, General Counsel & Chief Administrative Officer of the Company, effective December 12, 2021 (the “Separation Date”), following a transition of her duties. On December 3, 2021, Ms. Doerre and the Company entered into an Agreement and General Release (the “Doerre Agreement”). Subject to Ms. Doerre’s compliance with certain obligations under the Doerre Agreement, including certain re-execution and non-revocation requirements, the Doerre Agreement provides that Ms. Doerre will be entitled to receive, among other things, (1) payment of her full 2021 annual bonus in accordance with the Company’s procedures for the payment of executive bonuses and payable at such time as bonuses are ordinarily paid; (2) payment of a cash amount equal to the sum of one year’s base salary and target bonus within 60 days of the Separation Date; and (3) accelerated vesting of certain outstanding unvested equity awards held by Ms. Doerre pursuant to the terms of her employment agreement with the Company. The Doerre Agreement also contains a release of claims against the Company and its affiliates.

The foregoing description of the Doerre Agreement does not purport to be complete and is qualified in its entirety by the text of the Doerre Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 5.02.

Item 9.01             Financial Statements and Exhibits

(d)             Exhibits

10.1       Agreement and General Release, dated December 3, 2021, by and between Laura W. Doerre and Six Flags Entertainment Corporation

104        Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Sandeep Reddy
		Name:	Sandeep Reddy
		Title:	EVP & Chief Financial Officer
Da

Date: December 3, 2021